UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               ADYM W. RYGMYR
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  SEPTEMBER 30, 2012


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED SEPTEMBER 30, 2012


[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA VIRGINIA BOND FUND]

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       SEMIANNUAL REPORT
       USAA VIRGINIA BOND FUND
       FUND SHARES o ADVISER SHARES
       SEPTEMBER 30, 2012

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

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PRESIDENT'S MESSAGE

"THE U.S. FEDERAL RESERVE'S (THE FED)
MONETARY ACTION SUGGESTS THAT INTEREST             [PHOTO OF DANIEL S. McNAMARA]
RATES (AND THEREFORE YIELDS) WILL BE LOW
FOR A LONG PERIOD OF TIME..."

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SEPTEMBER 2012

Despite expectations to the contrary, yields continued to decline during the six-month reporting period, with some reaching new historic lows. Ten-year U.S. Treasury yields fell from 2.21% on March 30, 2012, to 1.63% on September 28, 2012. During the summer months, yields had been lower still, weighed down by worries about the euro zone debt crisis and the slowing global economy.

When the reporting period began in April of this year, the U.S. economic outlook -- including the jobs picture -- seemed to be improving. We were skeptical, largely because we believed that the data were temporarily influenced by the unusually mild winter. In fact, though some observers hoped that growth would speed up during the spring, the warm winter weather did appear to have pulled demand (and job gains) forward and the U.S. economy slowed down instead. Global economic conditions also deteriorated. Europe entered a recession, while China's economy weakened.

Meanwhile, the European Union's (EU) financial woes continued. The European Central Bank extended a number of its liquidity operations to help the financial markets deal with the effects of the debt crisis, giving politicians room to address the problems of the EU's weakest members. Many of these nations, including Greece, Spain, and Italy, are weighed down by a staggering amount of debt. However, major sticking points remain, particularly enforcement mechanisms to keep these economies on track to fiscal balance.

In the United States, the presidential election has delayed what is widely expected to be a contentious debate in Congress over another increase in the nation's debt ceiling. Perhaps of even greater concern: the "fiscal cliff." Unless Congress acts, tax hikes and spending cuts, including a large reduction in military spending, will automatically take effect in 2013. I hope that once the election is over, our leaders will put their hands on the wheel and steer our nation onto a safer path. Investors should remember that it's not an all-or-none proposition. Congress can choose to cancel certain tax increases and spending cuts while keeping others in place. If Congress does not act, economic growth could slow dramatically.

The U.S. Federal Reserve (the Fed) continues to do what it can to support economic growth. In September, the Fed announced a long-anticipated third round of quantitative easing, making an open-ended commitment to continue

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

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buying mortgage-backed securities for as long as it takes to meaningfully drop the unemployment rate. The Fed also continued to keep short-term interest rates in a range between zero and 0.25% and said it planned to keep rates at these historically low levels until at least mid 2015. According to Fed Chairman Ben Bernanke, the Fed wants to push stock prices up and boost the housing market in an aggressive effort to increase consumer and business confidence and, ultimately, spending (the so-called "wealth effect").

The Fed's monetary action suggests that interest rates (and therefore yields) will be low for a long period of time, perhaps even after the appearance of the traditional signposts of economic recovery, such as higher inflation. Meanwhile, stock prices have appreciated significantly. For example, the S&P 500 Index was up nearly 3.50% during the reporting period. At the same time, economic fundamentals have softened. In the second quarter, earnings for companies in the S&P 500 Index grew by 2.29% on a year-over-year basis and they are forecast to decline slightly (around 2.50%) during the third quarter. In the short run, liquidity provided by the Fed may continue to drive equity valuations higher but at USAA Asset Management Company, we believe that in the long run, valuations always matter. As a result, we are taking advantage of the recent price appreciation to rebalance our portfolios, making sure they are not overexposed to sectors and securities where the risks have gone up but the expected rewards have gone down.

Against this backdrop, the tax-exempt bond market continued to record gains, including the USAA tax-exempt bond funds, which performed well. During the reporting period, our tax-exempt portfolios continued to benefit from our bench of credit research analysts. Because of their diligence, no USAA mutual fund held the municipal debt of Stockton, San Bernardino, or Mammoth Lakes, all of which filed for bankruptcy during the reporting period. However, despite the headlines, we continue to believe that bankruptcies like these will not become widespread. State and municipal governments are working hard to deal with their fiscal challenges. We expect the default rate among municipal issuers to remain extremely low. We believe that municipal bond investments continue to have a place in a diversified portfolio, primarily because of the tax-exempt income they provide.

In the months ahead, our team of municipal bond managers and analysts will maintain their income focus as they strive to find attractive investments. On behalf of everyone here at USAA Asset Management Company, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Asset Management Company

Past performance is no guarantee of future results.

Rebalancing and diversification are do not protect against losses or guarantee that an investor's goal will be met.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Portfolio of Investments                                                 16

    Notes to Portfolio of Investments                                        22

    Financial Statements                                                     23

    Notes to Financial Statements                                            26

EXPENSE EXAMPLE                                                              39

ADVISORY AGREEMENT                                                           41

The opinions expressed herein should not be considered as promises or advice and are applicable only through the period on the front of this report. The risks of investing in your fund are listed within its prospectus.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2012, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE VIRGINIA BOND FUND (THE FUND) PROVIDES VIRGINIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND VIRGINIA STATE INCOME TAXES.

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TYPES OF INVESTMENTS

The Fund invests primarily in long-term investment-grade Virginia securities the interest on which is exempt from federal income tax and Virginia state income taxes (referred to herein as "tax-exempt securities"). During normal market conditions, at least 80% of the Fund's net assets will consist of Virginia tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGER'S COMMENTARY ON THE FUND

JOHN C. BONNELL, CFA                                  [PHOTO OF JOHN C. BONNELL]
USAA Asset Management Company

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o   HOW DID THE USAA VIRGINIA BOND FUND (THE FUND SHARES) PERFORM DURING THE
    REPORTING PERIOD?

    The Fund Shares provided a total return of 4.33% versus an average of 4.25% for the funds in the Lipper Virginia Municipal Debt Funds Average. This compares to a 4.55% return for the Lipper Virginia Municipal Debt Funds Index and a 4.24% return for the Barclays Municipal Bond Index. The Fund Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.82%, compared to the Lipper category average of 3.49%.

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The tax-exempt bond market extended its rally during the reporting period. Municipal bonds have posted strong gains since January 2011 and have been among the best-performing asset classes in the fixed-income market. As prices rose, yields fell. Ten-year Treasury yields declined from 2.21% on March 30, 2012, to 1.63% on September 28, 2012, and the yields on 10-year AAA-rated municipals fell from 2.11% to 1.70%.

    Refer to pages 9 and 10 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA VIRGINIA BOND FUND

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    As usual, supply and demand conditions drove higher tax-exempt bond prices.
    Though new issue supply increased during the reporting period, many of the bonds issued were refunding bonds -- where issuers are replacing higher-yielding bonds with debt issued at lower interest rates. As a result, there was little change in the net amount of tax-exempt supply. Demand also was robust. Despite their low absolute yields, municipal securities continued to be very attractive on an after-tax basis.

    Tax-exempt bond prices also benefited from investors' appetite for U.S. Treasury securities. As the Greek debt crisis continued, threatening to spill over to Spain and Italy, investors generally preferred the perceived safety of U.S. government bonds. The anemic U.S. recovery was also a source of concern. Though the economy continued to grow, its rate of expansion slowed during the reporting period. Jobs growth, which had improved during the first quarter 2012, deteriorated during the summer. In response, the Federal Reserve (the Fed) announced a third round of quantitative easing in September 2012.

    Despite some negative headlines during the reporting period, most state and local governments continued to make progress with their fiscal challenges, and took action as necessary to balance their budgets. As of the end of the second quarter, states also benefited from ten consecutive quarters of increased tax revenues, which helped to fill budget gaps.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    In keeping with our investment approach, we maintained our focus on income generation. The portfolio's long-term income distribution contributes the majority of its total returns (see page 7). As a result of our income focus, the Fund is generally tilted toward bonds in the BBB and A rated categories.

    Tax-exempt yields were extremely low on an absolute basis during the reporting period, but they were appealing compared to other

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    fixed-income investments. We relied on our team of municipal analysts to help us identify attractive investments for the Fund. As always, we continue to do our own credit research.

    We continued to maintain a diversified portfolio of longer-term, primarily investment-grade municipal bonds that are not subject to the federal alternative minimum tax for individuals. Our municipal analysts also continuously monitored every holding in the portfolio. The Fund is diversified in an attempt to minimize its exposure to an unexpected event.

o   WHAT ARE THE CONDITIONS IN THE COMMONWEALTH OF VIRGINIA?

    Given its dependency on government and government-related jobs, the commonwealth's economy is vulnerable to possible federal budget cuts as a result of the so-called "fiscal cliff." Fortunately, Virginia has been proactive in cutting expenses to maintain overall balance and has been able to post unexpected budget surpluses that the state government plans to use for future expenses. The commonwealth's conservative fiscal practices are serving it well as it remains one of the minority of states rated AAA by all three credit rating agencies. Virginia is characterized by a broad-based economy that has slowed but is still healthy. It also has lower than average debt ratios, lower but adequate reserves and a history of conservative financial management.

o   WHAT IS YOUR OUTLOOK?

    In our opinion, the U.S. economy is likely to continue its slow-growth expansion. While the unemployment rate declined during the reporting period, job creation is likely to remain weak until economic conditions improve. After the November elections, we expect Congress to turn its attention to the so-called "fiscal cliff." If Congress does not act before year-end, significant tax increases and spending cuts will take effect on January 1, 2013. The Fed has extended its commitment to low interest

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4  | USAA VIRGINIA BOND FUND

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    rates and plans to keep short-term rates between zero and 0.25% until at least mid 2015. We expect Europe's fiscal troubles to remain a source of volatility.

    Though a number of state and local governments continue to face budgetary challenges, we have confidence that they will continue working to maintain fiscal balance. Overall, municipal credit quality remains strong, and we do not expect a material change in the longstanding debt repayment record of municipal issuers. Nevertheless, we are carefully monitoring the few municipal bankruptcy cases that have been filed. Occasional one-off problems are likely given the size and diversity of the tax-exempt market, but we expect such occurrences will remain the exception, not the rule.

    Tax-exempt bond prices have increased considerably since January 2011, and shareholders should not expect the same level of capital appreciation going forward. However, we believe municipal bonds will continue to look attractive for the tax-exempt income they provide. Their tax-exemption may become even more valuable if marginal tax rates increase and/or the Medicare investment tax is implemented as scheduled in 2013. In our opinion, shareholders should continue making investment decisions based on their long-term goals, risk tolerance, and time horizon.

    We appreciate your continued confidence in us. Thank you for your investment in the Fund.

    AS INTEREST RATES RISE, EXISTING BOND PRICES FALL.

    Some income may have been subject to state or local taxes but not the alternative minimum tax.

    Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA VIRGINIA BOND FUND SHARES (FUND SHARES) (Ticker Symbol: USVAX)

----------------------------------------------------------------------------------------
                                              9/30/12                       3/31/12
----------------------------------------------------------------------------------------
Net Assets                                 $663.7 Million                $628.3 Million
Net Asset Value Per Share                      $11.67                        $11.40
Dollar-Weighted Average
Portfolio Maturity(+)                        17.5 Years                    17.3 Years

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                 $0.445                        $0.459
Capital Gain Distributions Per Share              -                             -

(+)Dollar-weighted average portfolio maturity is obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/12
--------------------------------------------------------------------------------
  3/31/12-9/30/12*             1 YEAR              5 YEARS            10 YEARS
       4.33%                    8.91%               5.34%               4.45%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD AS OF 9/30/12**            EXPENSE RATIO AS OF 3/31/12***
--------------------------------------------------------------------------------
              2.40%                                          0.55%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

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6  | USAA VIRGINIA BOND FUND

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AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS
ENDED SEPTEMBER 30, 2012

--------------------------------------------------------------------------------
             TOTAL RETURN      =    DIVIDEND RETURN      +       PRICE CHANGE
--------------------------------------------------------------------------------
10 Years        4.45%          =         4.44%           +          0.01%
5 Years         5.34%          =         4.54%           +          0.80%
1 Year          8.91%          =         4.15%           +          4.76%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED SEPTEMBER 30, 2003-SEPTEMBER 30, 2012

        [CHART OF TOTAL RETURN, DIVIDEND RETURN & CHANGE IN SHARE PRICE]

                TOTAL RETURN             DIVIDEND RETURN        CHANGE IN SHARE PRICE
9/30/2003           3.95%                     4.46%                     -0.51%
9/30/2004           4.48%                     4.39%                      0.09%
9/30/2005           3.77%                     4.28%                     -0.51%
9/30/2006           4.10%                     4.36%                     -0.26%
9/30/2007           1.58%                     4.21%                     -2.63%
9/30/2008          -3.49%                     4.31%                     -7.80%
9/30/2009          12.03%                     5.37%                      6.66%
9/30/2010           5.88%                     4.52%                      1.36%
9/30/2011           4.02%                     4.33%                     -0.31%
9/30/2012           8.91%                     4.15%                      4.76%

                                   [END CHART]

       NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  7

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TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 9/30/12, and assuming Virginia state tax
rates of:                                     5.75%     5.75%     5.75%    5.75%
and assuming marginal federal
tax rates of:                                25.00%    28.00%    33.00%   35.00%

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD          DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years             4.44%                    6.29%     6.55%     7.04%    7.25%
5 Years              4.54%                    6.42%     6.69%     7.19%    7.41%
1 Year               4.15%                    5.88%     6.12%     6.58%    6.78%

To match the Fund Shares' closing 30-day SEC Yield of 2.40% on 9/30/12,

A FULLY TAXABLE INVESTMENT MUST PAY:          3.40%     3.54%     3.80%    3.92%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alterntive minimum tax. Based on 2012 tax rates.

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8  | USAA VIRGINIA BOND FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     BARCLAYS MUNICIPAL          USAA VIRGINIA BOND          LIPPER VIRGINIA MUNICIPAL
                        BOND INDEX                  FUND SHARES                 DEBT FUNDS INDEX
09/30/02                $10,000.00                   $10,000.00                    $10,000.00
10/31/02                  9,834.22                     9,781.40                      9,797.71
11/30/02                  9,793.35                     9,733.60                      9,754.28
12/31/02                 10,000.00                     9,983.43                      9,973.82
01/31/03                  9,974.66                     9,918.17                      9,913.64
02/28/03                 10,114.11                    10,127.39                     10,073.94
03/31/03                 10,120.16                    10,127.26                     10,071.38
04/30/03                 10,187.03                    10,250.86                     10,164.69
05/31/03                 10,425.56                    10,489.81                     10,396.14
06/30/03                 10,381.25                    10,377.12                     10,337.75
07/31/03                 10,017.98                     9,966.66                      9,978.28
08/31/03                 10,092.70                    10,084.65                     10,057.10
09/30/03                 10,389.43                    10,395.49                     10,323.24
10/31/03                 10,337.11                    10,328.64                     10,281.22
11/30/03                 10,444.85                    10,470.50                     10,398.39
12/31/03                 10,531.33                    10,553.86                     10,477.82
01/31/04                 10,591.66                    10,573.41                     10,524.12
02/29/04                 10,751.06                    10,771.97                     10,689.83
03/31/04                 10,713.62                    10,727.96                     10,630.34
04/30/04                 10,459.89                    10,460.09                     10,390.76
05/31/04                 10,421.96                    10,413.60                     10,362.02
06/30/04                 10,459.89                    10,452.00                     10,394.53
07/31/04                 10,597.54                    10,601.43                     10,522.07
08/31/04                 10,809.91                    10,804.18                     10,712.97
09/30/04                 10,867.30                    10,861.40                     10,766.11
10/31/04                 10,960.81                    10,974.33                     10,854.68
11/30/04                 10,870.40                    10,892.19                     10,759.73
12/31/04                 11,003.16                    11,026.39                     10,898.82
01/31/05                 11,105.99                    11,127.70                     11,003.84
02/28/05                 11,069.04                    11,072.85                     10,961.87
03/31/05                 10,999.23                    10,979.19                     10,889.58
04/30/05                 11,172.69                    11,161.85                     11,051.91
05/31/05                 11,251.66                    11,237.81                     11,135.54
06/30/05                 11,321.46                    11,305.86                     11,199.29
07/31/05                 11,270.29                    11,249.34                     11,147.30
08/31/05                 11,384.08                    11,346.31                     11,249.29
09/30/05                 11,307.40                    11,273.30                     11,178.24
10/31/05                 11,238.74                    11,204.05                     11,113.10
11/30/05                 11,292.69                    11,244.11                     11,155.62
12/31/05                 11,389.80                    11,354.81                     11,247.45
01/31/06                 11,420.54                    11,363.00                     11,266.30
02/28/06                 11,497.21                    11,452.79                     11,339.76
03/31/06                 11,417.92                    11,378.38                     11,266.25
04/30/06                 11,414.00                    11,357.25                     11,259.20
05/31/06                 11,464.84                    11,398.17                     11,307.93
06/30/06                 11,421.68                    11,352.63                     11,257.30
07/31/06                 11,557.54                    11,480.79                     11,381.38
08/31/06                 11,729.04                    11,662.05                     11,542.43
09/30/06                 11,810.62                    11,734.70                     11,612.59
10/31/06                 11,884.68                    11,814.76                     11,683.30
11/30/06                 11,983.75                    11,927.18                     11,777.21
12/31/06                 11,941.41                    11,863.04                     11,728.60
01/31/07                 11,910.84                    11,839.86                     11,707.89
02/28/07                 12,067.78                    11,994.79                     11,847.96
03/31/07                 12,038.03                    11,944.43                     11,810.24
04/30/07                 12,073.67                    11,994.96                     11,852.81
05/31/07                 12,020.21                    11,922.55                     11,799.72
06/30/07                 11,957.92                    11,841.12                     11,729.86
07/31/07                 12,050.62                    11,892.99                     11,798.98
08/31/07                 11,998.63                    11,710.00                     11,669.08
09/30/07                 12,176.18                    11,919.10                     11,845.41
10/31/07                 12,230.45                    11,974.18                     11,890.35
11/30/07                 12,308.44                    12,020.97                     11,925.12
12/31/07                 12,342.61                    11,990.99                     11,910.62
01/31/08                 12,498.25                    12,141.44                     12,039.95
02/29/08                 11,926.04                    11,501.20                     11,464.92
03/31/08                 12,266.91                    11,803.12                     11,764.16
04/30/08                 12,410.45                    11,990.36                     11,928.84
05/31/08                 12,485.49                    12,124.99                     12,030.48
06/30/08                 12,344.57                    12,015.97                     11,889.89
07/31/08                 12,391.49                    11,986.75                     11,886.36
08/31/08                 12,536.50                    12,088.54                     11,983.47
09/30/08                 11,948.60                    11,503.21                     11,479.46
10/31/08                 11,826.64                    11,198.19                     11,203.56
11/30/08                 11,864.24                    11,153.06                     11,118.87
12/31/08                 12,037.21                    11,101.49                     11,146.64
01/31/09                 12,477.81                    11,498.58                     11,643.88
02/28/09                 12,543.37                    11,637.29                     11,755.26
03/31/09                 12,545.66                    11,650.31                     11,757.69
04/30/09                 12,796.28                    11,892.54                     12,042.41
05/31/09                 12,931.65                    12,066.59                     12,231.58
06/30/09                 12,810.50                    12,011.44                     12,153.91
07/31/09                 13,024.84                    12,155.62                     12,310.83
08/31/09                 13,247.50                    12,409.37                     12,542.53
09/30/09                 13,722.92                    12,887.68                     12,995.04
10/31/09                 13,434.86                    12,716.15                     12,810.99
11/30/09                 13,545.87                    12,774.60                     12,825.19
12/31/09                 13,591.64                    12,874.66                     12,918.44
01/31/10                 13,662.43                    12,953.86                     12,965.61
02/28/10                 13,794.86                    13,062.36                     13,079.04
03/31/10                 13,761.84                    13,075.06                     13,074.33
04/30/10                 13,929.08                    13,186.26                     13,208.77
05/31/10                 14,033.55                    13,242.74                     13,265.96
06/30/10                 14,041.89                    13,229.22                     13,233.13
07/31/10                 14,216.98                    13,338.43                     13,370.31
08/31/10                 14,542.48                    13,600.04                     13,645.98
09/30/10                 14,519.76                    13,645.41                     13,672.14
10/31/10                 14,479.54                    13,615.33                     13,636.04
11/30/10                 14,190.01                    13,293.02                     13,306.56
12/31/10                 13,915.02                    13,016.14                     13,030.78
01/31/11                 13,812.52                    12,874.72                     12,873.00
02/28/11                 14,032.41                    13,121.90                     13,081.58
03/31/11                 13,985.65                    13,070.70                     13,035.98
04/30/11                 14,236.11                    13,308.49                     13,269.46
05/31/11                 14,479.38                    13,593.39                     13,528.86
06/30/11                 14,529.90                    13,680.03                     13,598.17
07/31/11                 14,678.18                    13,817.12                     13,719.20
08/31/11                 14,929.29                    14,005.50                     13,889.34
09/30/11                 15,083.63                    14,197.21                     14,089.27
10/31/11                 15,027.55                    14,140.47                     14,043.63
11/30/11                 15,116.32                    14,188.79                     14,089.73
12/31/11                 15,403.90                    14,445.94                     14,355.78
01/31/12                 15,760.14                    14,838.79                     14,791.68
02/29/12                 15,775.67                    14,848.51                     14,791.32
03/31/12                 15,673.16                    14,819.84                     14,696.48
04/30/12                 15,853.98                    14,970.33                     14,866.25
05/31/12                 15,985.59                    15,109.62                     15,006.87
06/30/12                 15,968.42                    15,132.57                     14,993.02
07/31/12                 16,221.50                    15,323.30                     15,257.56
08/31/12                 16,239.97                    15,375.82                     15,281.63
09/30/12                 16,338.06                    15,459.37                     15,364.79

                                   [END CHART]

                       Data from 9/30/02 through 9/30/12.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Virginia Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Virginia Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within the Lipper Virginia Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                          USAA VIRGINIA BOND           LIPPER VIRGINIA MUNICIPAL
                            FUND SHARES                   DEBT FUNDS AVERAGE
09/30/03                        4.36%                             3.92%
09/30/04                        4.28                              3.84
09/30/05                        4.25                              3.80
09/30/06                        4.25                              3.69
09/30/07                        4.34                              3.74
09/30/08                        4.87                              4.18
09/30/09                        4.61                              3.89
09/30/10                        4.29                              3.84
09/30/11                        4.11                              3.90
09/30/12                        3.82                              3.49

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 9/30/03 to 9/30/12.

The Lipper Virginia Municipal Debt Funds Average is an average performance level of all Virginia municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA VIRGINIA BOND FUND

================================================================================

USAA VIRGINIA BOND FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UVABX)


--------------------------------------------------------------------------------
                                                9/30/12              3/31/12
--------------------------------------------------------------------------------

Net Assets                                   $9.3 Million        $7.0 Million
Net Asset Value Per Share                       $11.67              $11.40

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                  $0.422              $0.434
Capital Gain Distributions Per Share              -                    -


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/12
--------------------------------------------------------------------------------
  3/31/12-9/30/12*               1 Year               Since Inception 8/01/10

        4.23%                     8.69%                        6.78%


--------------------------------------------------------------------------------
                        30-DAY SEC YIELD AS OF 9/30/12**
--------------------------------------------------------------------------------

                                      2.22%


--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 3/31/12***
--------------------------------------------------------------------------------

                                      0.78%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 2.22% on 9/30/12, and assuming Virginia state tax
rates of:                              5.75%        5.75%     5.75%       5.75%
and assuming marginal federal
tax rates of:                         25.00%       28.00%    33.00%      35.00%
A FULLY TAXABLE INVESTMENT MUST PAY:   3.14%        3.27%     3.52%       3.63%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alterntive minimum tax. Based on 2012 tax rates.

================================================================================

12  | USAA VIRGINIA BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     USAA VIRGINIA BOND            BARCLAYS MUNICIPAL         LIPPER VIRGINIA MUNICIPAL
                     FUND ADVISER SHARES              BOND INDEX                 DEBT FUNDS INDEX
07/31/10                 $10,000.00                    $10,000.00                    $10,000.00
08/31/10                  10,192.19                     10,228.95                     10,206.18
09/30/10                  10,222.70                     10,212.97                     10,225.75
10/31/10                  10,196.69                     10,184.68                     10,198.75
11/30/10                   9,952.02                      9,981.03                      9,952.32
12/31/10                   9,741.84                      9,787.61                      9,746.05
01/31/11                   9,633.54                      9,715.50                      9,628.05
02/28/11                   9,816.42                      9,870.17                      9,784.05
03/31/11                   9,766.86                      9,837.28                      9,749.95
04/30/11                   9,952.14                     10,013.45                      9,924.57
05/31/11                  10,163.29                     10,184.57                     10,118.58
06/30/11                  10,226.13                     10,220.10                     10,170.42
07/31/11                  10,317.18                     10,324.40                     10,260.95
08/31/11                  10,465.39                     10,501.03                     10,388.20
09/30/11                  10,606.54                     10,609.58                     10,537.72
10/31/11                  10,562.60                     10,570.14                     10,503.59
11/30/11                  10,597.11                     10,632.58                     10,538.07
12/31/11                  10,777.76                     10,834.86                     10,737.06
01/31/12                  11,079.08                     11,085.43                     11,063.08
02/29/12                  11,084.10                     11,096.35                     11,062.80
03/31/12                  11,059.92                     11,024.25                     10,991.87
04/30/12                  11,160.77                     11,151.44                     11,118.85
05/31/12                  11,272.53                     11,244.01                     11,224.02
06/30/12                  11,287.78                     11,231.93                     11,213.67
07/31/12                  11,428.18                     11,409.94                     11,411.52
08/31/12                  11,455.62                     11,422.94                     11,429.52
09/30/12                  11,526.24                     11,491.93                     11,491.72

                                   [END CHART]

                       Data from 7/31/10 through 9/30/12.*

                      See page 9 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Virginia Bond Fund Adviser Shares to the benchmarks.

*The performance of the Barclays Municipal Bond Index and the Lipper Virginia Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                                TOP 10 INDUSTRIES
                                  AS OF 9/30/12
                                (% of Net Assets)

Hospital ................................................................. 22.9%
Appropriated Debt ........................................................ 14.3%
Education ................................................................ 11.7%
Special Assessment/Tax/Fee ............................................... 10.1%
Water/Sewer Utility ......................................................  6.4%
Nursing/CCRC .............................................................  6.3%
Airport/Port .............................................................  5.9%
Escrowed Bonds ...........................................................  3.2%
Toll Roads ...............................................................  3.0%
General Obligation .......................................................  2.9%

You will find a complete list of securities that the Fund owns on pages 16-21.

================================================================================

14  | USAA VIRGINIA BOND FUND

================================================================================

                     o PORTFOLIO RATINGS MIX -- 9/30/2012 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         8.5%
AA                                                                         42.0%
A                                                                          16.6%
BBB                                                                        18.2%
BELOW INVESTMENT-GRADE                                                      1.1%
SHORT-TERM INVESTMENT-GRADE RATINGS                                         5.9%
UNRATED                                                                     7.7%

                                   [END CHART]

The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. These categories represent investment-grade quality. This chart reflects the highest rating of either Moody's Investors Service (Moody's), Standard & Poor's Rating Services (S&P), Fitch Ratings Ltd. (Fitch), or Dominion Bond Rating Service Ltd. (Dominion), and includes any related credit enhancements (for a definition of "credit enhancements," see the Categories and Definitions section within the Portfolio of Investments). Any of the Fund's securities that are not rated by these agencies appear in the chart above as "Unrated," but are monitored and evaluated by USAA Asset Management Company on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes. Securities within the Short-Term Investment-Grade Ratings category are those that are ranked in the top two short-term credit ratings for the respective rating agency, (which are A-1 and A-2 for S&P and P-1 and P-2 for Moody's, F1 and F2 for Fitch, and R-1 and R-2 for Dominion). Short-term ratings are generally assigned to those obligations considered short-term; such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. The Below Investment-Grade category includes both long-term and short-term securities.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 16-21.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

PORTFOLIO OF INVESTMENTS

September 30, 2012 (unaudited)

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    VARIABLE-RATE DEMAND NOTES (VRDNs) -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)  Principal and interest payments are insured by one of the following:
           AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., National Public Finance Guarantee Corp., or Radian Asset Assurance, Inc. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

16  | USAA VIRGINIA BOND FUND

================================================================================

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Dexia Credit Local or Morgan Stanley.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    EDA    Economic Development Authority
    IDA    Industrial Development Authority/Agency
    PRE    Prerefunded to a date prior to maturity

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

INVESTMENTS

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON           FINAL                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (92.9%)

            VIRGINIA (83.8%)
$   2,500   Albemarle County IDA                             5.00%         1/01/2031            $  2,559
    1,000   Alexandria IDA                                   4.75          1/01/2036               1,132
    2,000   Amherst IDA                                      5.00          9/01/2026               2,094
    2,000   Amherst IDA                                      4.75          9/01/2030               2,063
   15,000   Arlington County IDA                             5.00          7/01/2031              16,629
    5,310   Bedford County EDA (INS)                         5.25          5/01/2031               5,726
    2,615   Capital Region Airport Commission (INS)          5.00          7/01/2031               2,892
    5,000   Chesapeake Bay Bridge & Tunnel District          5.50          7/01/2025               5,889
    5,000   College Building Auth.                           5.00          6/01/2029               5,160
   10,000   College Building Auth.                           5.00          3/01/2034              11,368
    3,290   College Building Auth. (PRE)                     5.00          6/01/2036               3,831
   11,710   College Building Auth.                           5.00          6/01/2036              11,965
    5,400   Commonwealth Housing Dev. Auth.                  4.60          4/01/2028               5,567
    4,005   Commonwealth Port Auth. (PRE)                    5.00          7/01/2030               4,516
    3,715   Dinwiddie County IDA (INS) (PRE)                 5.00          2/15/2034               3,956
   11,145   Fairfax (INS) (PRE)                              4.75          1/15/2035              12,272
    1,255   Fairfax (PRE)                                    4.75          1/15/2036               1,382
    7,100   Fairfax County EDA                               5.00         10/01/2027               7,423
   12,700   Fairfax County EDA (INS) (PRE)                   5.00          4/01/2029              13,607
    7,980   Fairfax County EDA (PRE)                         5.00          1/15/2030               8,825
    6,150   Fairfax County EDA                               5.00          4/01/2032               6,663
    5,750   Fairfax County EDA                               4.88         10/01/2036               5,988
    7,500   Fairfax County EDA                               5.13         10/01/2037               7,749
    1,500   Fairfax County IDA                               5.25          5/15/2026               1,744
   14,000   Fairfax County IDA                               5.00          5/15/2037              15,807
    5,770   Farms of New Kent Community Dev. Auth.(a)        5.45          3/01/2036               3,190
   12,275   Fauquier County IDA (INS)                        5.25         10/01/2025              12,539
    1,000   Fauquier County IDA                              5.00         10/01/2027               1,066
    8,825   Fauquier County IDA                              5.25         10/01/2037               9,422
    6,195   Frederick County IDA (INS)                       4.75          6/15/2036               6,494
    2,500   Fredericksburg City EDA                          5.25          6/15/2023               2,990
    4,755   Front Royal & Warren County IDA (INS) (PRE)      5.00          4/01/2029               5,091
    2,745   Front Royal & Warren County IDA (INS) (PRE)      5.00          4/01/2029               2,939
    9,030   Hampton (INS) (PRE)                              5.25          1/15/2023               9,167
    9,000   Hampton Roads Sanitation District                5.00          4/01/2033              10,280
    9,680   Hanover County IDA (INS)                         6.38          8/15/2018              10,880
    2,000   Harrisonburg IDA (INS)                           5.00          8/15/2031               2,218
   10,000   Harrisonburg IDA (INS)                           4.50          8/15/2039              10,446

================================================================================

18  | USAA VIRGINIA BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON           FINAL                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
$  10,000   Henrico County                                   5.00%         5/01/2036            $  11,204
    1,200   Henrico County EDA                               5.00          6/01/2024                1,292
      140   Henrico County EDA                               4.25          6/01/2026                  139
    3,200   Henrico County EDA                               5.00         10/01/2027                3,328
      400   Henrico County EDA (PRE)                         5.60         11/15/2030                  403
    9,350   Henrico County EDA                               5.60         11/15/2030                9,380
    5,170   Henrico County EDA                               5.00         10/01/2035                5,330
    3,175   Housing Dev. Auth.                               4.50         10/01/2036                3,417
    4,105   Housing Dev. Auth.                               4.50          1/01/2039                4,205
    4,480   Housing Dev. Auth.                               4.60          9/01/2040                4,777
    1,000   King George County IDA (INS) (PRE)               5.00          3/01/2032                1,068
    5,000   Lewistown Commerce Center Community
             Dev. Auth.(a)                                   5.75          3/01/2019                3,263
    5,000   Lexington IDA                                    5.00         12/01/2036                5,673
    3,532   Marquis Community Dev. Auth.                     5.63          9/01/2041                3,144
    5,389   Marquis Community Dev. Auth.                     5.63(b)       9/01/2041                  569
    5,000   Montgomery County EDA                            5.00          6/01/2035                5,727
    5,500   Montgomery County IDA                            5.00          2/01/2029                6,109
    5,245   Newport News EDA                                 5.00          7/01/2031                5,879
    3,500   Norfolk EDA                                      5.00         11/01/2043                3,945
    1,850   Norfolk Redevelopment and Housing Auth.          5.50         11/01/2019                1,858
    4,963   Peninsula Town Center Community Dev. Auth.       6.45          9/01/2037                5,251
    3,000   Port Auth.                                       5.00          7/01/2030                3,422
   10,000   Port Auth.                                       5.00          7/01/2040               11,147
    2,815   Powhatan County EDA (INS)                        5.00          3/15/2032                3,044
    1,620   Prince William County (INS)                      5.00          9/01/2024                1,781
    1,210   Prince William County IDA (PRE)                  5.50         10/01/2017                1,297
    1,695   Prince William County IDA                        5.00         10/01/2018                1,760
    1,350   Prince William County IDA (PRE)                  5.50         10/01/2019                1,447
    3,370   Prince William County IDA                        4.88          1/01/2020                2,787
    3,985   Prince William County IDA                        5.38         10/01/2023                4,118
    8,000   Prince William County IDA                        5.13          1/01/2026                6,022
    1,705   Prince William County IDA                        5.50          9/01/2031                2,015
    2,000   Prince William County IDA                        5.50          9/01/2031                2,335
    7,500   Prince William County IDA                        5.50         10/01/2033                7,722
    1,000   Prince William County IDA                        5.50          9/01/2034                1,161
    4,000   Radford IDA                                      3.50          9/15/2029                4,129
    5,310   Rappahannock Regional Jail Auth. (INS)           4.75         12/01/2031                5,671
    6,280   Rappahannock Regional Jail Auth. (INS)           4.50         12/01/2036                6,638
    3,945   Resources Auth.                                  4.75         11/01/2035                4,308
    2,000   Resources Auth.                                  4.38         11/01/2036                2,091
    1,435   Resources Auth.                                  5.00         11/01/2040                1,633
    1,990   Reynolds Crossing Community Dev. Auth.           5.10          3/01/2021                2,030
    2,500   Richmond (INS)                                   4.50          1/15/2033                2,679

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON           FINAL                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
$   2,000   Richmond                                         5.00%         1/15/2035            $  2,271
    4,500   Richmond                                         5.00          1/15/2040               5,058
    5,120   Roanoke County EDA (INS)                         5.00         10/15/2027               5,830
    2,850   Roanoke County EDA (INS)                         5.00         10/15/2032               3,170
    4,285   Roanoke County EDA (INS)                         5.13         10/15/2037               4,707
      110   Roanoke County IDA (INS) (PRE)                   5.00          7/01/2038                 139
    6,890   Roanoke County IDA (INS)                         5.00          7/01/2038               7,589
      420   Small Business Financing Auth.                   5.00          4/01/2025                 476
      185   Small Business Financing Auth.                   5.25          4/01/2026                 212
    1,500   Small Business Financing Auth.                   5.25          9/01/2027               1,590
      855   Small Business Financing Auth.                   5.50          4/01/2028                 986
      750   Small Business Financing Auth.                   5.50          4/01/2033                 850
   15,000   Small Business Financing Auth.                   5.25          9/01/2037              15,711
   11,945   Small Business Financing Auth.                   5.00         11/01/2040              13,243
    4,000   Southampton County                               5.00          4/01/2025               4,251
    6,345   Spotsylvania County EDA (INS)                    5.00          2/01/2031               6,638
    7,400   Stafford County and City of Stauton IDA (INS)    5.25          8/01/2031               7,979
   16,155   Stafford County and City of Stauton IDA (INS)    5.25          8/01/2036              17,285
   10,000   Tobacco Settlement Financing Corp.               5.00          6/01/2047               7,197
    9,095   Univ. of Virginia (PRE)                          5.00          6/01/2027               9,386
    1,755   Univ. of Virginia                                5.00          6/01/2027               1,802
    5,000   Upper Occoquan Sewage Auth.                      5.00          7/01/2041               5,744
    6,315   Virginia Commonwealth Univ. Health System Auth.  4.75          7/01/2036               7,055
    3,000   Virginia Commonwealth Univ. Health System Auth.  4.75          7/01/2041               3,325
    2,165   Washington County IDA                            5.25          8/01/2030               2,497
    2,160   Washington County IDA                            5.50          8/01/2040               2,506
    4,493   Watkins Centre Community Dev. Auth.              5.40          3/01/2020               4,636
    3,000   Winchester IDA                                   5.63          1/01/2044               3,383
                                                                                                --------
                                                                                                 564,243
                                                                                                --------
            DISTRICT OF COLUMBIA (4.9%)
    2,825   Metropolitan Airports Auth.                      5.00         10/01/2029               3,213
   12,465   Metropolitan Airports Auth.                      5.00         10/01/2030              13,917
   11,230   Metropolitan Airports Auth.                      5.00         10/01/2039              12,390
    1,000   Metropolitan Area Transit Auth.                  5.13          7/01/2032               1,144
    5,500   Metropolitan Washington Airports Auth. (INS)     5.32(b)      10/01/2030               2,314
                                                                                                --------
                                                                                                  32,978
                                                                                                --------
            PUERTO RICO (3.7%)
    6,180   Commonwealth (PRE)                               5.25          7/01/2032               7,285
    2,000   Electric Power Auth.                             5.25          7/01/2028               2,096
    3,000   Electric Power Auth.                             5.00          7/01/2042               2,984
   11,000   Sales Tax Financing Corp.                        5.75          8/01/2037              12,201
                                                                                                --------
                                                                                                  24,566
                                                                                                --------

================================================================================

20  | USAA VIRGINIA BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                       COUPON           FINAL                VALUE
(000)       SECURITY                                          RATE          MATURITY               (000)
--------------------------------------------------------------------------------------------------------
            GUAM (0.2%)
$   1,500   Government                                        5.00%          1/01/2042          $  1,662
                                                                                                --------
            U.S. VIRGIN ISLANDS (0.3%)
    2,000   Public Finance Auth.                              5.00          10/01/2032             2,170
                                                                                                --------
            Total Fixed-Rate Instruments (cost: $591,474)                                        625,619
                                                                                                --------
            VARIABLE-RATE DEMAND NOTES (5.8%)

            VIRGINIA (2.4%)
    2,905   Alexandria IDA (LOC - Bank of America, N.A.)      0.22           7/01/2026             2,905
    7,300   Fairfax County EDA (LOC - SunTrust Bank)          0.37           6/01/2037             7,300
    3,330   Fairfax County IDA (LIQ)(c)                       0.25           8/15/2023             3,330
    1,000   Madison County IDA (LOC - SunTrust Bank)          0.25          10/01/2037             1,000
    1,665   Stafford County IDA (LOC - Bank of America, N.A.) 0.20           8/01/2028             1,665
                                                                                                --------
                                                                                                  16,200
                                                                                                --------
            PUERTO RICO (3.4%)
   11,520   Electric Power Auth. (LIQ)
             (LOC - Dexia Credit Local)(c)                    0.78           7/01/2026            11,520
    2,000   Highway & Transportation Auth. (LIQ)
             (LOC - Dexia Credit Local)(c)                    0.78           7/01/2030             2,000
    9,185   Highway and Transportation Auth.
             (LIQ)(LOC - Dexia Credit Local)(c)               0.78           1/01/2029             9,185
                                                                                                --------
                                                                                                  22,705
                                                                                                --------
            Total Variable-Rate Demand Notes (cost: $38,905)                                      38,905
                                                                                                --------

            TOTAL INVESTMENTS (COST: $630,379)                                                  $664,524
                                                                                                ========

------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS           TOTAL
------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                           $-            $625,619             $-        $625,619
Variable-Rate Demand Notes                        -              38,905              -          38,905
------------------------------------------------------------------------------------------------------
Total                                            $-            $664,524             $-        $664,524
------------------------------------------------------------------------------------------------------

For the period of April 1, 2012, through September 30, 2012, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 2012 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Security was fair valued at September 30, 2012, by USAA Asset Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees.

    (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

22  | USAA VIRGINIA BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

September 30, 2012 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $630,379)        $664,524
   Cash                                                                       15
   Receivables:
      Capital shares sold                                                    236
      Interest                                                             8,889
                                                                        --------
         Total assets                                                    673,664
                                                                        --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                 74
      Dividends on capital shares                                            384
   Accrued management fees                                                   199
   Accrued transfer agent's fees                                               3
   Other accrued expenses and payables                                        31
                                                                        --------
         Total liabilities                                                   691
                                                                        --------
            Net assets applicable to capital shares outstanding         $672,973
                                                                        ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                      $640,374
   Overdistribution of net investment income                                  (1)
   Accumulated net realized loss on investments                           (1,545)
   Net unrealized appreciation of investments                             34,145
                                                                        --------
            Net assets applicable to capital shares outstanding         $672,973
                                                                        ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $663,714/56,875 shares outstanding)    $  11.67
                                                                        ========
      Adviser Shares (net assets of $9,259/793 shares outstanding)      $  11.67
                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended September 30, 2012 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                       $14,374
                                                                         -------
EXPENSES
   Management fees                                                         1,190
   Administration and servicing fees:
      Fund Shares                                                            486
      Adviser Shares                                                           6
   Transfer agent's fees:
      Fund Shares                                                             95
   Distribution and service fees (Note 6E):
      Adviser Shares                                                          10
   Custody and accounting fees:
      Fund Shares                                                             44
      Adviser Shares                                                           1
   Postage:
      Fund Shares                                                              3
   Shareholder reporting fees:
      Fund Shares                                                             10
   Trustees' fees                                                              6
   Professional fees                                                          38
   Other                                                                       9
                                                                         -------
         Total expenses                                                    1,898
                                                                         -------
NET INVESTMENT INCOME                                                     12,476
                                                                         -------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                           6
   Change in net unrealized appreciation/depreciation                     14,916
                                                                         -------
         Net realized and unrealized gain                                 14,922
                                                                         -------
   Increase in net assets resulting from operations                      $27,398
                                                                         =======

See accompanying notes to financial statements.

================================================================================

24  | USAA VIRGINIA BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended September 30, 2012 (unaudited), and year ended March 31, 2012

------------------------------------------------------------------------------------------
                                                              9/30/2012          3/31/2012
------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                       $ 12,476           $ 24,704
   Net realized gain (loss) on investments                            6             (1,086)
   Change in net unrealized appreciation/depreciation of
      investments                                                14,916             50,729
                                                               ---------------------------
      Increase in net assets resulting from operations           27,398             74,347
                                                               ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                               (12,295)           (24,480)
      Adviser Shares                                               (145)              (210)
                                                               ---------------------------
         Distributions to shareholders                          (12,440)           (24,690)
                                                               ---------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                   20,664             32,048
   Adviser Shares                                                 2,052              1,905
                                                               ---------------------------
      Total net increase in net assets from
         capital share transactions                              22,716             33,953
                                                               ---------------------------
   Net increase in net assets                                    37,674             83,610
NET ASSETS
   Beginning of period                                          635,299            551,689
                                                               ---------------------------
   End of period                                               $672,973           $635,299
                                                               ===========================
Overdistribution of net investment income:
   End of period                                               $     (1)          $    (37)
                                                               ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NOTES TO FINANCIAL STATEMENTS

September 30, 2012 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The information presented in this semiannual report pertains only to the USAA Virginia Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

The Fund has two classes of shares: Virginia Bond Fund Shares (Fund Shares) and Virginia Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's

================================================================================

26  | USAA VIRGINIA BOND FUND

================================================================================

    valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities, fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    2. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, an affiliate of the Fund, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

28  | USAA VIRGINIA BOND FUND

================================================================================

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include variable-rate demand notes which are valued at amortized cost and fixed-rate instruments which are valued based on methods discussed in Note 1A1.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in Virginia tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended September 30, 2012, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

================================================================================

30  | USAA VIRGINIA BOND FUND

================================================================================

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2012, the funds were assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the six-month period ended September 30, 2012, the Fund paid CAPCO facility fees of $2,000, which represents 1.2% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the six-month period ended September 30, 2012.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of March 31, 2013, in accordance with applicable tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various rules governing the tax treatment of regulated investment companies. The changes made under the Act are generally effective for years beginning after the date of enactment. Under the Act net capital losses may be carried forward indefinitely, and they retain their character as short-term and or long-term capital losses. Under pre-enactment law, net capital losses could be carried forward for eight years and treated as short-term capital losses, irrespective of the character of the original capital loss. As a transition rule, the Act requires that post-enactment capital loss carryforwards be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

At March 31, 2012, the Fund had post-enactment short-term capital loss carryforwards of $409,000, and no pre-enactment capital loss carryforwards, for federal income tax purposes.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six-month period ended September 30, 2012, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2012, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended March 31, 2012, and each of the three preceding fiscal years, generally remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 2012, were $35,396,000 and $3,014,000, respectively.

As of September 30, 2012, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of September 30, 2012, were $43,486,000 and $9,341,000, respectively, resulting in net unrealized appreciation of $34,145,000.

(5) CAPITAL SHARE TRANSACTIONS

At September 30, 2012, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

32  | USAA VIRGINIA BOND FUND

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                     SIX-MONTH PERIOD
                                     ENDED 9/30/2012         YEAR ENDED 3/31/2012
---------------------------------------------------------------------------------
                                   SHARES        AMOUNT      SHARES        AMOUNT
                                   ----------------------------------------------
FUND SHARES:
Shares sold                         3,439      $ 39,749       6,203      $ 68,701
Shares issued from reinvested
  dividends                           849         9,835       1,749        19,383
Shares redeemed                    (2,501)      (28,920)     (5,078)      (56,036)
                                   ----------------------------------------------
Net increase from capital share
  transactions                      1,787      $ 20,664       2,874      $ 32,048
                                   ==============================================
ADVISER SHARES:
Shares sold                           186      $  2,146         167      $  1,891
Shares issued from reinvested
  dividends                             4            51           1            16
Shares redeemed                       (13)         (145)         (-)*          (2)
                                   ----------------------------------------------
Net increase from capital share
  transactions                        177      $  2,052         168      $  1,905
                                   ==============================================

*Represents less than 500 shares

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA Virginia Bond and USAA Virginia Money Market funds combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the six-month period ended September 30, 2012, the Fund's effective annualized base fee was 0.32% of the Fund's average net assets for the same period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Virginia Municipal Debt Funds Index over the performance period. The Lipper Virginia Municipal Debt Funds Index tracks the total return performance of the 10 largest funds in the Lipper Virginia Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2010. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 0.20% to 0.50%                    +/- 0.04%
+/- 0.51% to 1.00%                    +/- 0.05%
+/- 1.01% and greater                 +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Virginia Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended September 30, 2012, the Fund incurred total management fees, paid or payable to the Manager, of $1,190,000,

================================================================================

34  | USAA VIRGINIA BOND FUND

================================================================================

    which included a performance adjustment for the Fund Shares and Adviser Shares of $146,000 and $1,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.05% and 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the six-month period ended September 30, 2012, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $486,000 and $6,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended September 30, 2012, the Fund reimbursed the Manager $10,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through August 1, 2013, to limit the annual expenses of the Adviser Shares to 0.90% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2013, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended September 30, 2012, the Advisor Shares incurred no reimbursable expenses.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out of pocket expenses. Each class also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the six-month period ended September 30, 2012, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $95,000 and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended September 30, 2012, the Adviser Shares incurred distribution and service (12b-1) fees of $10,000.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At September 30, 2012, USAA and its affiliates owned 448,000 shares, which represent 56.4% of the Adviser Shares and 0.8% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

36  | USAA VIRGINIA BOND FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                       SIX-MONTH
                                     PERIOD ENDED
                                     SEPTEMBER 30,                            YEAR ENDED MARCH 31,
                                     ----------------------------------------------------------------------------------
                                         2012          2012           2011           2010            2009          2008
                                     ----------------------------------------------------------------------------------
Net asset value at
 beginning of period                 $  11.40      $  10.48       $  10.96       $  10.23        $  10.88      $  11.53
                                     ----------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                    .22           .46            .46            .50             .51           .50
 Net realized and
  unrealized gain (loss)                  .27           .92           (.45)           .73            (.65)         (.63)
                                     ----------------------------------------------------------------------------------
Total from investment
 operations                               .49          1.38            .01           1.23            (.14)         (.13)
                                     ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income                   (.22)         (.46)          (.46)          (.50)           (.51)         (.50)
 Realized capital gains                    --            --           (.03)            --              --          (.02)
                                     ----------------------------------------------------------------------------------
Total distributions                      (.22)         (.46)          (.49)          (.50)           (.51)         (.52)
                                     ----------------------------------------------------------------------------------
Net asset value at end
 of period                           $  11.67      $  11.40       $  10.48       $  10.96        $  10.23      $  10.88
                                     ==================================================================================
Total return (%)*                        4.33         13.37           (.03)         12.23(a)        (1.29)        (1.17)
Net assets at end
 of period (000)                     $663,714      $628,271       $546,998       $573,840        $506,576      $533,782
Ratios to average
 net assets:**
 Expenses (%)(b)                          .58(c)        .55            .51            .49(a)          .52           .54
 Net investment
  income (%)                             3.80(c)       4.14           4.21           4.66            4.84          4.42
Portfolio turnover (%)                      1             5             23              3               1            19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2012, average net assets were $646,571,000.
(a) During the year ended March 31, 2010, SAS reimbursed the Fund Shares $11,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares'
    total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by less than 0.01%.
    This decrease is excluded from the expense ratios above.
(b) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund
    Shares' expenses paid indirectly decreased the expense ratios as follows:
                                         (.00%)(+)     (.00%)(+)      (.00%)(+)      (.00%)(+)       (.00%)(+)     (.01%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                 SIX-MONTH
                                               PERIOD ENDED             YEAR ENDED            PERIOD ENDED
                                               SEPTEMBER 30,             MARCH 31,              MARCH 31,
                                                   2012                    2012                  2011***
                                               -----------------------------------------------------------
Net asset value at beginning of period           $11.40                  $10.47                   $11.02
                                                 -------------------------------------------------------
Income (loss) from investment operations:
 Net investment income                              .21                     .43                      .27
 Net realized and unrealized gain (loss)            .27                     .93                     (.52)
                                                 -------------------------------------------------------
Total from investment operations                    .48                    1.36                     (.25)
                                                 -------------------------------------------------------
Less distributions from:
 Net investment income                             (.21)                   (.43)                    (.27)
 Realized capital gains                              --                      --                     (.03)
                                                 -------------------------------------------------------
Total distributions                                (.21)                   (.43)                    (.30)
                                                 -------------------------------------------------------
Net asset value at end of period                 $11.67                  $11.40                   $10.47
                                                 =======================================================
Total return (%)*                                  4.23                   13.23                    (2.33)
Net assets at end of period (000)                $9,259                  $7,028                   $4,691
Ratios to average net assets:**
 Expenses (%)(a)                                    .77(b)                  .78                      .86(b)
 Expenses, excluding reimbursements (%)(a)          .77(b)                  .78                      .86(b)
 Net investment income (%)                         3.20(b)                 3.90                     3.84(b)
Portfolio turnover (%)                                1                       5                       23

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2012, average net assets were
    $8,045,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

38  | USAA VIRGINIA BOND FUND

================================================================================

EXPENSE EXAMPLE

September 30, 2012 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2012, through September 30, 2012.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                 EXPENSES PAID
                                         BEGINNING              ENDING           DURING PERIOD*
                                       ACCOUNT VALUE        ACCOUNT VALUE       APRIL 1, 2012 -
                                       APRIL 1, 2012      SEPTEMBER 30, 2012   SEPTEMBER 30, 2012
                                      -----------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00            $1,043.26               $2.97

Hypothetical
 (5% return before expenses)              1,000.00             1,022.16                2.94

ADVISER SHARES
Actual                                    1,000.00             1,042.27                3.94

Hypothetical
 (5% return before expenses)              1,000.00             1,021.21                3.90

* Expenses are equal to the annualized expense ratio of 0.58% for Fund Shares and 0.77% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 4.33% for Fund Shares and 4.23% for Adviser Shares for the six-month period of April 1, 2012, through September 30, 2012.

================================================================================

40  | USAA VIRGINIA BOND FUND

================================================================================

ADVISORY AGREEMENT

September 30, 2012 (unaudited)

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 17, 2012, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the

================================================================================

                                                        ADVISORY AGREEMENT |  41

================================================================================

Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of its duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also

================================================================================

42  | USAA VIRGINIA BOND FUND

================================================================================

considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads or with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio was below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the nature and high quality of services provided by the Manager. The Board also noted the level and method of

================================================================================

                                                        ADVISORY AGREEMENT |  43

================================================================================

computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the approval of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended December 31, 2011, was below the average of its performance universe and above its Lipper index for the three-year period ended December 31, 2011, and was above the average of its performance universe and below its Lipper index for the five-year period ended December 31, 2011. The Board also noted that the Fund's percentile performance ranking was in the top 15% of its performance universe for the one-year period ended December 31, 2011, was in the top 45% of its performance universe for the three-year period ended December 31, 2011, and was in the bottom 50% of its performance universe for the five-year period ended December 31, 2011. The Board took into account management's discussion of the Fund's performance, including the Fund's more recent improved performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax

================================================================================

44  | USAA VIRGINIA BOND FUND

================================================================================

expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale currently were reflected in the advisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                        ADVISORY AGREEMENT |  45

================================================================================

TRUSTEES                     Daniel S. McNamara
                             Robert L. Mason, Ph.D.
                             Barbara B. Ostdiek, Ph.D.
                             Michael F. Reimherr
                             Paul L. McNamara
                             Patrick T. Bannigan*

                             *Effective October 31, 2012, Patrick T. Bannigan
                              resigned from his position as Trustee.
--------------------------------------------------------------------------------
ADMINISTRATOR AND            USAA Asset Management Company
INVESTMENT ADVISER           P.O. Box 659453
                             San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND              USAA Investment Management Company
DISTRIBUTOR                  P.O. Box 659453
                             San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT               USAA Shareholder Account Services
                             9800 Fredericksburg Road
                             San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                State Street Bank and Trust Company
ACCOUNTING AGENT             P.O. Box 1713
                             Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                  Ernst & Young LLP
REGISTERED PUBLIC            100 West Houston St., Suite 1800
ACCOUNTING FIRM              San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                  Under "My Accounts" on
SELF-SERVICE 24/7            usaa.com select "Investments,"
AT USAA.COM                  then "Mutual Funds"

OR CALL                      Under "Investments" view
(800) 531-USAA               account balances, or click
        (8722)               "I want to...," and select
                             the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

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   39604-1112                                (C)2012, USAA. All rights reserved.


   ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.




                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended September 30, 2012

By:*     /S/ ADYM W. RYGMYR
         -----------------------------------------------------------
         Signature and Title:  ADYM W. RYGMYR, Secretary

Date:     12/03/2012
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Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     12/03/2012
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     12/03/2012
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*Print the name and title of each signing officer under his or her signature.